UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2005

Date of Report (Date of Earliest Event Reported)

HELIX TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)
0-6866	04-2423640
(Commission File Number)	(I.R.S. Employer Identification No.)

Mansfield Corporate Center
Nine Hampshire Street
Mansfield, Massachusetts	02048-9171
(Address of Principal Executive Offices)	(Zip Code)

(508) 337-5500
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HELIX TECHNOLOGY CORPORATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 15, 2005, Helix Technology Corporation (the "Company") announced that it completed its acquisition of IGC Polycold Systems, Inc. ("Polycold") pursuant to a Stock Purchase Agreement entered into on December 15, 2004 (the "Stock Purchase Agreement") with Intermagnetics General Corporation ("IGC") and Polycold, a wholly owned subsidiary of IGC. Pursuant to the Stock Purchase Agreement, the Company acquired from IGC all the issued and outstanding stock of Polycold for $49.2 million in cash and up to $3.3 million in transaction-related tax payments, which are currently estimated to be approximately $515,000. Polycold is a producer of high-speed water vapor cryopumping and cryogenic cooling products in Petaluma, California. It is now a wholly owned subsidiary of the Company and has been renamed Helix Polycold Systems Inc.

The description contained in this Item 2.01 of the transaction contemplated by the Stock Purchase Agreement is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which was previously filed with the Company's Current Report on Form 8-K on December 20, 2004, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this Item will be filed by the Company pursuant to an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this initial Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item will be filed by the Company pursuant to an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this initial Current Report on Form 8-K must be filed.

(c) Exhibits

10.1  Stock Purchase Agreement among Intermagnetics General Corporation, IGC Polycold Systems, Inc. and Helix Technology Corporation, dated as of December 15, 2004.

99.1  Press Release dated February 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2005	By: /s/James Gentilcore

James Gentilcore
President and
Chief Executive Officer

HELIX TECHNOLOGY CORPORATION

EXHIBIT INDEX
Exhibit
Number	Description of Exhibit

10.1

Stock Purchase Agreement among Intermagnetics General Corporation, IGC Polycold Systems, Inc. and Helix Technology Corporation, dated as of December 15, 2004. Filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed on December 20, 2004 and herein incorporated by reference.

99.1	Press Release dated February 15, 2005. Filed herewith.